Other income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2023
Other income (expenses), net
Schedule of other income (expenses), net

	Year Ended December 31,
	2023	2022	2021
Write-off of property and intangible assets	(9,436)	(11,365)	(9)
Deductible donations	(3,579)	(2,322)	(300)
Modification of lease contracts	(610)	4,625	379
Fines	(141)	(150)	-
Contractual indemnities	(1)	(252)	(364)
Other revenues	5,454	7,395	730
Other expenses	(140)	(251)	(371)
Total	(8,453)	(2,320)	65